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                                                                   EXHIBIT 10.11

                          MUTUAL RISK MANAGEMENT LTD.
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                           DEFERRED COMPENSATION PLAN
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     1.   ESTABLISHMENT OF PLAN
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          MUTUAL RISK MANAGEMENT LTD., a Bermuda corporation, hereby establishes the Mutual Risk Management Ltd. Deferred Compensation Plan (the "Plan"), effective as of December 1, 1998, to permit eligible employees to defer the receipt of compensation otherwise payable to such eligible employees in accordance with the terms of the Plan. The Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees.

     2.   DEFINITIONS
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          2.1  "Account" means the bookkeeping accounts established pursuant to
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Section 6.1 and maintained by the Administrator in the names of the respective
Participants, to which all amounts deferred, Company Contributions, and earnings allocated under the Plan shall be credited, and from which all amounts distributed under the Plan shall be debited.

          2.2  "Administrator" means the Board or the person or person(s)
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appointed by the Board.

          2.3  "Affiliate" means, with respect to a Person, a Person that
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directly or indirectly controls, or is controlled by, or is under common control with such Person.

          2.4  "Annual Bonus" means the amount identified by the Company as a
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cash bonus earned by an Eligible Employee based on achievement of individual and
Participating Company performance goals.

          2.5  "Base Salary" means an Eligible Employee's regular salary.
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          2.6  "Board" means the Board of Directors of the Company.
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          2.7  "Code" means the Internal Revenue Code of 1986, as amended.
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          2.8  "Company" means Mutual Risk Management Ltd.
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          2.9  "Compensation" means the Base Salary, Quarterly Bonus and Annual
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Bonus earned by an Eligible Employee.
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          2.10 "Earnings Rate" means the investment gains and losses, as
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determined by the Administrator, that are applied to a Participant's Account no less frequently than annually.

          2.11 "Election" means a written election on a form provided by the
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Administrator, filed with the Administrator in accordance with Article 3, pursuant to which an Eligible Employee (a) elects to defer a percentage of the Compensation earned for the performance of services as an Eligible Employee following the time that such Election is filed and (b) elects the manner in which payments under the Plan shall be made.

          2.12 "Eligible Employee" means each employee of a Participating
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Company who is classified by the Participating Company as a management or highly compensated employee eligible for participation in the Plan on the date on which an Election is filed with the Administrator.

          2.13 "Hardship" means a Participant's serious financial hardship, as
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determined by the Administrator on a uniform and nondiscriminatory basis pursuant to the Participant's request under Section 5.3.

          2.14 "Parent Company" means any corporation that, at the time in
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question, is a parent corporation of the Company within the meaning of section
424(e) of the Code.

          2.15 "Participant."
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               2.15.1    "Participant" means each individual who has an
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undistributed amount credited to an Account under the Plan.

               2.15.2    "Active Participant" means each Participant who is
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actively employed by a Participating Company as an Eligible Employee.

          2.16 "Participating Company" means the Company and each other Parent
                ---------------------
Company or Subsidiary Company which participates in the Plan with the approval of the Administrator.

          2.17 "Period of Service" means an individual's period of service from
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such individual's date of hire by the Company, a Parent Company or a Subsidiary
Company to the date of termination of employment with the Company and all Parent Companies and Subsidiary Companies.

          2.18 "Person" means an individual, a corporation, a partnership, an
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association, a trust or any other entity or organization.

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          2.19 "Plan" means the Mutual Risk Management Ltd. Deferred
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Compensation Plan.

          2.20 "Plan Year" means the calendar year.
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          2.21 "Severance Pay" means any amount identified by a Participating
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Company as severance pay, or any amount which is payable on account of periods beginning after the last date on which an employee (or former employee) is required to report for work for a Participating Company.

          2.22 "Subsidiary Company" means any corporation that, at the time in
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question, is a subsidiary corporation of the Company within the meaning of section 424(f) of the Code.

          2.23 "Terminating Event" means the liquidation of the Company or a
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change of control, as determined by the Board.

     3.   ELECTION TO DEFER COMPENSATION
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          3.1  General.
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               3.1.1     Elections.  Each Eligible Employee shall have the right
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to defer a percentage of the aggregate Compensation which he or she may earn in a Plan Year by filing an Election at the time and in the manner described in this Article 3; provided that Severance Pay shall not be included as "Compensation" for purposes of this Article 3 and provided further that an Eligible Employee may file separate Elections for Base Salary and Annual Bonus. In addition, on the first such Election (unless the Company shall provide otherwise), the Eligible Employee shall elect the form in which benefits payable under the Plan shall be paid, as further set forth in Section 5.1.

               3.1.2     Withholding of Compensation Subject to an Election.
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Except as the Participating Company may otherwise provide, the amount of
Compensation deferred by a Participant for a Plan Year pursuant to an Election shall be withheld on a pro-rata basis from each periodic payment of the Participant's Compensation (in accordance with the general pay practices of the Participating Company) and credited to the Participant's Account in accordance with Section 6.1, provided that separate Elections may apply to Base Salary and Annual Bonus.

               3.1.3     Irrevocability of Election.  Any Election with respect
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to a Plan Year filed pursuant to this Article 3 shall be irrevocable; provided that the form of distribution may be modified in accordance with the rules prescribed in Section 5.2.

          3.2  Filing of Elections.  The Election shall be made on the form
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provided by the Administrator for this purpose.  Except as provided in Section
3.3 or otherwise by the

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Administrator, no Election with respect to Base Salary shall be effective unless it is filed with the Administrator on or before the close of business on December 31 preceding the Plan Year as to which the Election applies, and no Election with respect to Annual Bonus shall be effective unless it is filed with the Administrator on or before the date the Annual Bonus is paid.

          3.3  Filing of Elections for First Year as an Eligible Employee.
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Notwithstanding Section 3.2, in the Plan Year an employee first becomes an
Eligible Employee, the Eligible Employee may elect to defer all or any portion of his or her Compensation to be earned in such Plan Year beginning with the payroll period next following the filing of an Election with the Administrator and before the close of such Plan Year, by making and filing the Election with the Administrator within 30 days of the date such employee becomes an Eligible Employee. Elections by such Eligible Employee for succeeding Plan Years shall otherwise be made in accordance with Section 3.1 and Section 3.2.

          3.4  Plan Years to which Elections May Apply.  A separate Election may
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be made for each Plan Year as to which an Eligible Employee desires to defer all or any portion of his or her Compensation, but the failure of an Eligible Employee to make an Election for any Plan Year shall not affect such Eligible Employee's right to make an Election for any other Plan Year.

     4.   VESTING
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          4.1  Vesting in Deferrals.  Participants will be immediately vested in
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their deferrals under Section 3.1.

     5.   DISTRIBUTIONS
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          5.1  Distribution Date and Form of Distribution.  The vested amount
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credited to a Participant's Account shall be distributed beginning as soon as practicable following the earlier of the date designated by the employee in his or her Election or the date the employee terminates employment. Distribution shall be made in either a single lump sum or in installments over not more than ten years, as elected by the Participant pursuant to the initial Election, in accordance with Section 3.1.1.

          5.2  Modification of Election as to Form of Distribution.  Each Active
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Participant who has previously made an Election may elect to change the form of distribution by filing an Election ("Modification Election") with the Administrator on or before the close of the Plan Year preceding the Plan Year in which the distribution would otherwise be made. In the event the Active Participant terminates employment prior to the end of the Plan Year in which the Modification Election is made, the form of distribution shall be the form of distribution elected by the Active Participant prior to the Modification Election.

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          5.3  Hardship Distributions.  Notwithstanding the terms of an
               ----------------------
Election, if, at the Participant's request, the Administrator determines that the Participant has incurred a Hardship, the Board may, in its discretion, authorize the immediate distribution of all or any portion of the Participant's Account.

     6.   BOOK ACCOUNTS
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          6.1  Establishment of Account.  An Account shall be established for
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each Eligible Employee when such Eligible Employee becomes a Participant.
Compensation deferred pursuant to the Plan shall be credited to the Account on the date such Compensation would otherwise have been payable to the Participant. Company Contributions shall be credited to the Accounts as of the last day of each Plan Year, or more frequently, as determined by the Administrator.
Earnings shall be credited to the Account as provided in Section 6.2.

          6.2  Crediting of Earnings on Accounts.  The Administrator shall
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credit Accounts, not less frequently than annually, with income, gains and losses at the Earnings Rate, including during the period extending from a Participant's employment termination date to the date the Participant's Account is distributed in full; provided that the Administrator may provide that the Earnings Rate for the Account of Participants who are receiving installment distributions may be different from the Earnings Rate applied to the Accounts of Active Participants.

          6.3  Status of Deferred Amounts.  Regardless of whether or not the
               --------------------------
Company is a Participant's employer, all Compensation deferred under this Plan shall continue for all purposes to be a part of the general funds of the Company.

          6.4  Participants' Status as General Creditors.  Regardless of whether
               -----------------------------------------
or not the Company is a Participant's employer, an Account shall at all times represent the general obligation of the Company. The Participant shall be a general creditor of the Company with respect to this obligation, and shall not have a secured or preferred position with respect to his or her Accounts. Nothing contained herein shall be deemed to create an escrow, trust, custodial account or fiduciary relationship of any kind. Nothing contained herein shall be construed to eliminate any priority or preferred position of a Participant in a bankruptcy matter with respect to claims for wages.

     7.   NON-ASSIGNABILITY, ETC.
          -----------------------

          The right of each Participant in or to any Account, benefit or payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant; and no Account, benefit or payment shall be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

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     8.   DEATH OF PARTICIPANT
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          8.1  Death Before Commencement of Distributions.  If a Participant's
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employment is terminated by reason of death before the distribution of any portion of his Account has begun, the Company shall, within ninety (90) days of the date of such termination, distribute the Account to the beneficiary or beneficiaries selected by the Participant. Distributions under this Section 8.1 shall be made in a single sum.

          8.2  Designation of Beneficiaries.  Each Participant shall have the
               ----------------------------
right to designate one or more beneficiaries to receive distributions in the event of the Participant's death by filing with the Administrator a beneficiary designation on the form provided by the Administrator for such purpose. The designation of beneficiary or beneficiaries may be changed by a Participant at any time prior to his or her death by the delivery to the Administrator of a new beneficiary designation form. If no beneficiary shall have been designated, or if no designated beneficiary shall survive the Participant, the Participant's estate shall be deemed to be the beneficiary.

     9.   INTERPRETATION
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          The Board shall have full and exclusive authority to construe, interpret and administer this Plan and the Board's construction and interpretation thereof shall be binding and conclusive on all persons for all purposes.

     10.  TERMINATING EVENT
          -----------------

          The Administrator shall give Participants at least thirty (30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of a Terminating Event. The Administrator may, in its discretion, provide in such notice that notwithstanding any other provision of the Plan or the terms of any Election, upon the consummation of a Terminating Event, the Account balance of each Participant shall be distributed in full.

     11.  AMENDMENT OR TERMINATION
          ------------------------

          The Company, by action of the Board or the Administrator, reserves the right at any time, or from time to time, to amend or modify this Plan. The Company, by action of the Board, reserves the right at any time, or from time to time, to terminate this Plan.

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     12.  MISCELLANEOUS PROVISIONS
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          12.1 No Right to Continued Employment.  Nothing contained herein shall
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be construed as conferring upon any Participant the right to remain in the employment of a Participating Company as an executive or in any other capacity.

          12.2 Governing Law.  This Plan shall be interpreted under the laws of
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Pennsylvania and the United States.  By executing an Election each Participant irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and of the United States of America for any actions, suits or proceedings arising out of or relating to this Plan and the transactions contemplated hereby ("Litigation") and agrees not to commence any Litigation except in any such court, and further agrees that service of process, summons, notice or document by U.S. registered mail to his respective address shall be effective service of process for any Litigation brought against him in any such court. Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation in the courts of the Commonwealth of Pennsylvania or of the United States of America and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any Litigation brought in any such court has been brought in an inconvenient forum.



     13.  EFFECTIVE DATE
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          The effective date of the Plan is December 1, 1998.

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